                                                                    EXHIBIT 21.1

                             LIST OF SUBSIDIARIES

NAME OF SUBSIDIARY                           STATE OF INCORPORATION

Aero Design, Inc.                            Tennessee corporation
Battery Shop, LLC                            Tennessee limited liability company
Aviation Exteriors Louisiana, Inc.           Oklahoma corporation
Casper Air Service                           Wyoming corporation
Casper Flying Service                        Wyoming corporation (Inactive
                                             subsidiary of Casper Air Service)
TriStar Aircraft Services, Inc.              Texas corporation (Inactive)
TriStar Airline Services, Inc.               Texas corporation
Aviation Exteriors Portland, Inc.            Oregon corporation
Aviation Exteriors Greenville, Inc.          Mississippi corporation
Redbird Airport Management Company           Texas corporation (Inactive)
TriStar Airport Management Company           Texas corporation (Inactive)
General Electrodynamics Corporation          Texas corporation
Global Leisure Travel, Inc.                  Washington corporation
AOI, Inc.                                    Washington corporation (Subsidiary
                                             of Global Leisure Travel, Inc.)
Cruise Alaska Tours, Inc.                    Washington corporation (Subsidiary
                                             of Global Leisure Travel, Inc.)
Alaska Sportfishing Packages, Inc.           Washington corporation (Subsidiary
                                             of Cruise Alaska Tours, Inc.)
Firstrav International, Inc.                 Washington corporation (Subsidiary
                                             of Cruise Alaska Tours, Inc.)
MPT, Inc.                                    Kansas corporation (Inactive
                                             subsidiary of Global Leisure
                                             Travel, Inc.)
The Newton Group, Inc.                       Washington corporation (Subsidiary
                                             of Global Leisure Travel, Inc.)
KWTI Company                                 Washington corporation (Subsidiary
                                             of The Newton Group, Inc.)
Sunset Limited                               Washington corporation (Subsidiary
                                             of The Newton Group, Inc.)
Sunmakers, Inc.                              Washington corporation (Subsidiary
                                             of Global Leisure Travel, Inc.)